UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust II, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.

On February 5, 2010, the Company, through an indirect wholly owned subsidiary, acquired a Class A office building containing 315,133 rentable square feet located in Portland, Oregon (“One Main Place”) for a purchase price (net of closing adjustments) of approximately $54.4 million plus closing costs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: March 25, 2010	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of One Main Place for the year ended December 31, 2009. This statement is the responsibility of One Main Place’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of One Main Place’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of One Main Place’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of One Main Place’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of One Main Place for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

March 25, 2010

ONE MAIN PLACE

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2009

(in thousands)

Revenues:
Rental income	$7,215
Parking and other income	733
Tenant reimbursements	362

Total revenues	8,310

Expenses:
Repairs and maintenance	1,171
Real estate taxes and insurance	780
Utilities	703
General and administrative expenses	475

Total expenses	3,129

Revenues over certain operating expenses	$5,181

See accompanying notes.

ONE MAIN PLACE

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On February 5, 2010, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) acquired, through an indirect wholly owned subsidiary, an office building containing 315,133 rentable square feet in Portland, Oregon ( “One Main Place”) from One Main Place Portland–Oregon, Inc., (the “Seller”), an unaffiliated entity. One Main Place is located on approximately 0.9 acres of land. The purchase price (net of closing adjustments) of One Main Place was $54.4 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

One Main Place is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of One Main Place. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of One Main Place.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) One Main Place was acquired from an unaffiliated party and (ii) based on due diligence of One Main Place by KBS REIT II, management is not aware of any material factors relating to One Main Place that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.6 million for the year ended December 31, 2009.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2009, One Main Place was 95% leased by 39 tenants. For the year ended December 31, 2009, One Main Place earned 51% of its rental income from four tenants. These four tenants were in the following industries: non-profit, IT industry, legal services and federal government.

ONE MAIN PLACE

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Year Ended December 31, 2009

The federally funded, non-profit organization provides applied research and technical assistance to educational institutes. Its lease expires on March 31, 2021 and the tenant has an option to extend the term by five years. This tenant also has a one-time option to terminate up to 33% of the rentable square feet leased if the tenant loses at least 80% of its funding from the United States government, subject to a termination fee. For the year ended December 31, 2009, One Main Place earned 16% of its rental income from this tenant.

The tenant in the IT industry provides enterprise-level configuration software to its clients. Its lease expires on April 30, 2014 and the tenant has an option to extend the lease term by five years (which option must be exercised between April 29, 2013 and August 3, 2013). The tenant also has an expansion option and if the tenant exercises its expansion option prior to May 1, 2011, the lease term for all of the tenant’s space will automatically be extended to April 30, 2015. For the year ended December 31, 2009, One Main Place earned 13% of its rental income from this tenant.

The legal services firm specializes in real estate and land use law, creditors’ rights law, and litigation. Its lease expires on December 31, 2013 and the tenant has two five-year extension options. For the year ended December 31, 2009, One Main Place earned 12% of its rental income from this tenant.

The tenant that is a division of the federal government provides defense services in federal criminal cases and certain other matters to individuals who are financially unable to obtain adequate representation. Its lease expires on November 4, 2014. For the year ended December 31, 2009, One Main Place earned 10% of its rental income from this tenant.

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2009, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows (in thousands):

2010	$7,027
2011	6,232
2012	6,384
2013	6,084
2014	3,844
Thereafter	11,471

$41,042

6.	COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

Environmental

One Main Place is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on One Main Place’s financial condition and results of operations as of December 31, 2009.

7.	SUBSEQUENT EVENTS

KBS REIT II evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on March 25, 2010.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2009, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2009 have been included in KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Willow Oaks Corporate Center and the Pierre Laclede Center, which KBS REIT II has filed with the SEC, and the statement of revenues over certain operating expenses and the notes thereto of the One Main Place, which is included in this filing.

The following unaudited pro forma balance sheet as of December 31, 2009 has been prepared to give effect to the acquisition of the Pierre Laclede Center and One Main Place as if the acquisitions occurred on December 31, 2009.

The following unaudited pro forma statement of operations for the year ended December 31, 2009 has been prepared to give effect to the acquisitions of (i) the Willow Oaks Corporate Center; (ii) the Pierre Laclede Center; and (iii) One Main Place, as if the acquisitions occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Willow Oaks Corporate Center, the Pierre Laclede Center and One Main Place been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of December 31, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Pierre Laclede Center (b)			One Main Place (c)			Pro Forma Total
Assets
Real estate:
Land	$60,607	$15,200	(d	)	$7,200	(d	)	$83,007
Buildings and improvements	447,953	46,927	(d	)	38,092	(d	)	532,972
Tenant origination and absorption costs	66,867	15,523	(d	)	9,552	(d	)	91,942

Total real estate, cost	575,427	77,650			54,844			707,921
Less accumulated depreciation and amortization	(34,059)	—			—			(34,059)

Total real estate, net	541,368	77,650			54,844			673,862
Real estate loans receivable, net	130,801	—			—			130,801

Total real estate and real estate-related investments, net	672,169	77,650			54,844			804,663
Cash and cash equivalents	273,821	(74,174)			(54,442)			145,205
Rents and other receivables, net	3,893	—			—			3,893
Above-market leases, net	2,303	113	(d	)	531	(d	)	2,947
Deferred financing costs, prepaid expenses and other assets	1,682	—			—			1,682

Total assets	$953,868	$3,589			$933			$958,390

Liabilities and stockholders’ equity
Notes payable	$126,660	$—			$—			$126,660
Accounts payable and accrued liabilities	2,664	—			—			2,664
Due to affiliates	206	—			—			206
Distributions payable	5,013	—			—			5,013
Below-market leases, net	19,664	3,589	(d	)	933	(d	)	24,186
Other liabilities	3,839	—			—			3,839

Total liabilities	158,046	3,589			933			162,568

Commitments and contingencies
Redeemable common stock	21,260	—			—			21,260
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—			—			—
Common stock, $.01 par value;
1,000,000,000 shares authorized, 93,167,161 shares issued and outstanding, 93,167,161 pro forma shares	932	—			—			932
Additional paid-in capital	810,006	—			—			810,006
Cumulative distributions and net loss	(36,376)	—			—			(36,376)

Total stockholders’ equity	774,562	—			—			774,562

Total liabilities and stockholders' equity	$953,868	$3,589			$933			$958,390

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of December 31, 2009

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K as of December 31, 2009.

(b)	Represents the acquisition of the Pierre Laclede Center. The purchase price of the Pierre Laclede Center (net of closing adjustments) was $74.2 million and was funded with proceeds from KBS REIT II’s ongoing initial public offering.

(c)	Represents the acquisition of One Main Place. The purchase price (net of closing adjustments) of One Main Place was $54.4 million and was funded with proceeds from KBS REIT II’s ongoing initial public offering.

(d)	KBS REIT II allocated the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		Pierre Laclede Center		One Main Place		Pro Forma Total
Revenues:
Rental income	$49,548	$9,746	(b)	$13,797	(b)	$7,509	(b)	$80,600
Tenant reimbursements	8,762	559	(c)	539	(c)	362	(c)	10,222
Interest income from real estate loans receivable	16,885	-		-		-		16,885
Interest income from real estate securities	128	-		-		-		128
Other operating income	64	228	(d)	48	(d)	733	(d)	1,073

Total revenues	75,387	10,533		14,384		8,604		108,908

Expenses:
Operating, maintenance and management	12,265	2,654	(e)	4,271	(e)	2,349	(e)	21,539
Real estate taxes and insurance	4,515	954	(f)	1,991	(f)	780	(f)	8,240
Asset management fees to affiliate	4,482	554	(g)	562	(g)	412	(g)	6,010
Real estate acquisition fees and expenses	1,524	-	(h)	718	(h)	555	(h)	2,797
General and administrative expenses	2,678	-		-		-		2,678
Depreciation and amortization	28,105	3,865	(i)	5,078	(i)	4,217	(i)	41,265
Interest expense	10,164	-		-		-		10,164

Total expenses	63,733	8,027		12,620		8,313		92,693

Other income:
Other interest income	646	-		-		-		646
Gain on sale of real estate securities	119	-		-		-		119

Total other income	765	-		-		-		765

Net income	$12,419	$2,506		$1,764		$291		$16,980

Net income per common share, basic and diluted	$0.20							$0.20

Weighted-average number of common shares outstanding, basic and diluted	63,494,969							85,993,572

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment. The asset management fee with respect to an investment in a loan (and investments other than real property) is calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid to acquire or fund the loan (or other investment), inclusive of acquisition or origination fees and expenses related thereto and the amount of any debt associated with or used to acquire or fund such investment and (ii) the outstanding principal amount of such loan (or other investment), plus the acquisition or origination fees and expenses related to the acquisition or funding of such investment, as of the time of calculation.

(h)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Acquisition fees and expenses are recognized in the period in which they are incurred.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.